Exhibit 99.1
Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN  DISTRICT OF TEXAS

DIVISION  6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: APRIL 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	June 25, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	June 25, 2008
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and  BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31.  For the purposes of the monthly operating reports, the following month-end dates have been reported: (1) September 2007 ended on October 6, 2007; (2) October 2007 ended on November 3, 2007; (3) November 2007 ended on December 1, 2007; (4) December 2007 ended on January 5, 2008; (5) January 2008 ended on February 2, 2008; (6) February 2008 on March 1, 2008; (7) March 2008 on April 5, 2008; (8) April 2008 on May 3, 2008; and May 2008 on May 31, 2008.

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET

		Petition Date	December 2007	March 2008	April 2008	May 2008
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$29,646,525	$25,980,959	$25,918,924	$25,268,932
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$270,903	$0	$0	$0
3.	INVENTORY	$104,233,126	$15,142,324	$0	$0	$0
4.	NOTES RECEIVABLE	$573,167	$586,953	$0	$0	$0
5.	PREPAID EXPENSES	$8,411,346	$9,769,006	$1,478,286	$1,433,232	$1,388,178
6.	OTHER CURRENT ASSETS	$1,514,755	$4,058,941	$4,955,665	$4,839,753	$4,499,927
7.	TOTAL CURRENT ASSETS	$114,953,161	$29,828,127	$6,433,951	$6,272,985	$5,888,105
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$145,303,849	$2,330,915	$2,330,915	$2,330,915
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$(102,575,667)	$(97,766,051)	$(2,215,695)	$(2,247,505)	$(2,279,315)
10.	NET PROPERTY, PLANT & EQUIPMENT	$54,561,915	$47,537,798	$115,220	$83,410	$51,600
11.	DUE FROM INSIDERS	$(854,896)	$2,767,061	$1,664,808	$1,664,808	$1,664,808
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,632,093	$178,754	$160,050	$141,345
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$111,411,604	$34,373,692	$34,100,177	$33,014,790
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,248,359	$2,222,774	$1,879,020	$1,854,689
16.	TAXES PAYABLE		$4,471,126	$242,680	$270,370	$170,287
17.	PROFESSIONAL FEES		$2,393,833	$903,895	$813,345	$928,383
18.	DEFERRED REVENUE		$18,041,877	$0	$0	$0
19.	OTHER POST PETITION LIABILITIES		$6,270,802	$430,288	$423,243	$424,155
20.	TOTAL POSTPETITION LIABILITIES		$34,425,997	$3,799,637	$3,385,978	$3,377,514
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE (3)	$81,136,347	$67,325,321	$28,489,352	$28,864,028	$28,194,341
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$67,325,321	$28,489,352	$28,864,028	$28,194,341
24.	TOTAL LIABILITIES	$152,960,939	$101,751,318	$32,288,989	$32,250,006	$31,571,855
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE
	PROFIT OR (LOSS)		$(11,208,673)	$(18,784,256)	$(19,018,788)	$(19,426,024)
27.	DIRECT CHARGES TO EQUITY
	(ATTACH EXPLANATION)
28.	TOTAL EQUITY	$20,868,959	$9,660,286	$2,084,703	$1,850,171	$1,442,935
29.	TOTAL LIABILITIES &
	OWNERS' EQUITY	$173,829,898	$111,411,604	$34,373,692	$34,100,177	$33,014,790

Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts.  In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	December 2007	March 2008	April 2008	May-08
Employee Receivables	$(3,176)	$9,150	$6,119	$1,912	$1,230
Miscellaneous Receivables	1,188,193	1,303,630	1,522,069	1,501,523	1,350,434
DOM In transit - Non Merchandise	3,666	0	0	0	0
Deposits	311,825	2,731,914	1,889,555	1,798,396	1,610,341
Treasury Bond	37,922	37,922	37,922	37,922	37,922
Due from JV	0	0	0	0	0
Chase Merchant Services - MC/V Receivable	0	0	1,500,000	1,500,000	1,500,000
Intl Claim Receivable	(23,675)	(23,675)	0	0	0
	$1,514,755	$4,058,941	$4,955,665	$4,839,753	$4,499,927

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$4,116,402	$123,573	$150,000	$150,000
Customer Prepayments		(16,724)	0	0	0
Accrued Salaries		2,171,124	306,715	273,243	274,155
		$6,270,802	$430,288	$423,243	$424,155

[3]
During January 2008, the Debtors eliminated certain reserves and accruals as part of the Debtors' efforts to wind down the operations and financial records.  The decrease of liabilities subject to compromise, at the end of January 2008, does not signify payments being made on such liabilities.

[4]	For presentation purposes, the Petition Date, quarter-end, and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

2 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT
		9/20/07 to 12/31/07	1/1/08 to 3/31/08	April 2008	May 2008	June 2008	QUARTER
REVENUES		TOTAL	TOTAL				TOTAL
1.	GROSS REVENUES	$201,870,774	$14,363,269	$0	$0		$0
2.	LESS: RETURNS & DISCOUNTS	$(3,318,383)	$(239,828)	$0	$0		$0
3.	NET SALES	$198,552,391	$14,123,441	$0	$0		$0
4.	DELIVERY INCOME	$318,482	$4,569	$0	$0		$0
5.	NET REVENUE	$198,870,873	$14,128,010	$0	$0		$0
COST OF GOODS SOLD
6.	STORE COGS	$94,281,406	$13,904,460	$0	$0		$0
7.	SHRINK	$1,783,774	$1,297,376	$0	$0		$0
8.	DC EXPENSE	$5,604,388	$1,067,764	$886	$(25,663)		$(24,777)
9.	DC FRIEGHT TO STORES	$5,304,558	$(25,730)	$0			$0
10.	HOME OFFICE ADJUSTMENTS	$4,743,215	$(123,485)	$(45,267)	$10,276		$(34,991)
11.	TOTAL COST OF GOODS SOLD	$111,717,341	$16,120,385	$(44,381)	$(15,387)	$0	$(59,768)
12.	GROSS PROFIT	$87,153,532	$(1,992,375)	$44,381	$15,387	$0	$59,768
OPERATING EXPENSES
13.	BUYING AND OCCUPANCY COSTS	$6,764,276	$(31,714,565)	$(188,918)	$(74,852)		$(263,770)
14.	PAYROLL	$5,433,907	$(196,271)	$241,358	$138,937		$380,295
15.	HOME OFFICE OCCUPANCY	$1,257,963	$371,270	$145,995	$43,170		$189,165
16.	CREDIT AND COLLECTIONS	$335,680	$802,028	$17,148	$3,775		$20,923
17.	GENERAL	$(4,289,795)	$38,692,969	$(246,906)	$(31,852)		$(278,758)
18.	INSURANCE AND TAXES	$2,971,891	$(713,556)	$25,930	$(55,746)		$(29,816)
19.	PROFESSIONAL SERVICES	$168,457	$(10,515)	$6,710	$10,613		$17,323
20.	JV EXPENSE, NET	$86,257,567	$(1,928,374)	$0	$0		$0
21.	OTHER (Training, travel, public company exp.)	$222,067	$86,636	$2,089	$1,537		$3,626
22.	TOTAL OPERATING EXPENSES	$99,122,014	$5,389,622	$3,406	$35,582	$0	$38,988
23.	INCOME BEFORE NON-OPERATING
24.	INCOME & EXPENSE	$(11,968,482)	$(7,381,997)	$40,975	$(20,195)	$0	$20,780
OTHER INCOME & EXPENSES
25.	NON-OPERATING INCOME (ATT. LIST) (3)	$12,996,875	$1,240,093	$26,331	$13,714		$40,045
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270	$0	$0			$0
27.	INTEREST EXPENSE	$543,587	$0				$0
28.	DEPRECIATION / DEPLETION	$0	$0	$0			$0
29.	AMORTIZATION	$0	$0	$0			$0
30.	ROYALTY FEE	$910,617	$0	$0			$0
31.	NET OTHER INCOME & EXPENSES	$(11,538,401)	$(1,240,093)	$(26,331)	$(13,714)	$0	$(40,045)
REORGANIZATION EXPENSES
32.	PROFESSIONAL FEES	$7,044,676	$1,394,140	$287,213	$400,755		$687,968
33.	U.S. TRUSTEE FEES	$1,500	$0	$14,625			$14,625
34.	OTHER (2)	$3,732,844	$0				$0
35.	TOTAL REORGANIZATION EXPENSES	$10,779,020	$1,394,140	$301,838	$400,755	$0	$702,593
36.	INCOME TAX	$(428)	$39,539				$0
37.	NET PROFIT (LOSS)	$(11,208,673)	$(7,575,583)	$(234,532)	$(407,236)	$0	$(641,768)

3 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		9/20 to 12/31/07	1/1/08 to 3/31/08	April 2008	May 2008	June 2008	QUARTER
DISBURSEMENTS		TOTAL	TOTAL				TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$10,543,219	$21,228,504	$20,496,620		$21,228,504
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$189,541,305	$21,752,716	$0	$0		$0
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804					$0
4	SALE OF ASSETS	$37,122,607	$16,722,419	$0	$0		$0
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS	$(130,545,563)	$(9,257,036)	$0	$0		$0
6	OTHER (ATTACH LIST)	$0	$3,661,198	$369,500	$384,745		$754,245
7	TOTAL NON-OPERATING RECEIPTS	$(87,424,152)	$11,126,581	$369,500	$384,745		$754,245
8	TOTAL RECEIPTS	$102,117,153	$32,879,297	$369,500	$384,745		$754,245
9	TOTAL CASH AVAILABLE	$102,998,328	$53,101,742	$21,598,004	$20,881,365		$42,479,369
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$23,395,881	$9,406,716	$375,535	$219,794		$595,329
11	SALES, USE & OTHER TAXES PAID	$10,365,311	$6,472,545	$11,237	$40,858		$52,096
12	MERCHANDISE	$11,828,206	$63,986	$0	$0		$0
13	GENERAL AP	$3,471,309	$327,953	$124,272	$233,062		$357,333
14	RENT & OCCUPANCY	$26,016,571	$1,363,876	$85,470	$153,309		$238,779
15	FREIGHT	$5,714,718	$216,980	$0	$945		$945
16	CRITICAL VENDOR PAYMENTS	$2,838,397	$0	$0			$0
17	OTHER (ATTACH LIST)	$4,030,155	$1,229,590	$30,260	$76,973		$107,233
18	TOTAL OPERATING DISBURSEMENTS	$87,660,548	$19,081,645	$626,774	$724,942		$1,351,715
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES	$3,194,296	$2,842,246	$376,449	$286,029		$662,479
20	U.S. TRUSTEE FEES	$1,500		$14,625			$14,625
21	OTHER (ATTACH LIST)	$1,598,766	$270,120	$83,536	$17,896		$101,432
22	TOTAL REORGANIZATION EXPENSES	$4,794,562	$3,112,366	$474,610	$303,925		$778,536
23	TOTAL DISBURSEMENTS (1)	$92,455,110	$22,194,011	$1,101,384	$1,028,867		$2,130,251
24	NET CASH FLOW	$9,662,044	$10,685,285	$(731,884)	$(644,122)		$(1,376,006)
25	CASH - END OF MONTH (2)	$10,543,219	$21,228,504	$20,496,620	$19,852,498		$19,852,498

Note:
[1]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11).  Disbursements by Debtor have been are as follows:

Total Disbursements	1/1/08 to 3/31/08 TOTAL	April 2008	May 2008	June 2008	4/1/08 to 6/30/08 Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$22,189,911	$1,101,384	$1,028,867		$2,130,251
The Bombay Furniture Company, Inc. (07-44085-dml-11)	$4,100				$-
	$22,194,011	$1,101,384	$1,028,867	$-	$2,130,251

[2]	Receipts and disbursements for March 2008 are through March 28, 2008

	1/1/08 to 3/31/08 TOTAL	April 2008	May 2008	June 2008	4/1/08 to 6/30/08 Total Disbursements

Item 6: Other Income
LC Cash Collateral Returned					-
Home Office Receipts	1,510,998	369,500	384,745		754,245
US IP	2,000,000				-
	-				-
Total	$3,510,998	$369,500	$384,745	$-	$3,660,998

Item 17: Other Operating Disbursements
International Offices		-			-
Other Admin Expense		-			-
Other Corporate Expense		30,260	76,973		107,233
Inventory Taking					-
Total	$-	$30,260	$76,973	$-	$107,233

Item 21: Other Reorganization Expenses
Completion Bonus		83,536	17,896		101,432
Total	$-	$83,536	$17,896	$-	$101,432

4 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING (1)		AMOUNT	Oct-07	Dec-07	Mar-08	May-08
1.	0-30		$0	$0	$0	$0
2.	31-60		$0	$0	$0	$0
3.	61-90		$0	$0	$0	$0
4.	91+		$987,208	$987,208	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$987,208	$987,208	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$0	$218,889	$218,889	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	May 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	SALES TAX	$0				$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

STATUS OF POSTPETITION TAXES			MONTH:	May 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$32,486	$32,486	$0
2.	FICA-EMPLOYEE	$0	$5,740	$5,740	$0
3.	FICA-EMPLOYER	$5,417	$2,771	$5,740	$2,448
4.	UNEMPLOYMENT	$2	$0	$2	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$1,395	$4,289	$4,788	$895
7.	TOTAL FEDERAL TAXES	$6,814	$45,286	$48,756	$3,343
STATE AND LOCAL
8.	WITHHOLDING	$0	$40	$40	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$12	$41	$51	$1
12.	OTHER PAYROLL TAXES	$0	$0	$0	$0
13.	REAL PROPERTY	$59,846	$0	$0	$59,846
14	PERSONAL PROPERTY	$412,312	$0	10,635	$401,677
15	FRANCHISE	$135,946	$0	6,763	$129,183
16	BUSINESS LICENSE TAX	$25,927	$0	3,797	$22,130
17	TOTAL STATE & LOCAL	$634,043	$81	$21,286	$612,838
18	TOTAL TAXES	$640,857	$45,367	$70,042	$616,181

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

[1]	For presentation purposes, quarter-end and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

5 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

	MONTH:			May 2008
BANK RECONCILIATIONS
	Account #1	Account #2	Account #3
A. BANK:
B. ACCOUNT NUMBER:				TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	SEE MOR 5 ATTACHMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$0

6 of 11

The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: May 2008

BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	STORES	CONSOLIDATED
A. BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Various	Various
B. ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598	various	Various
C. PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll	Store Deposits	Store deposits
1. Balance per bank statement	$4,787.00	$-	$-	$-	$-	$-
2. Add: Total deposits not credited	$-		$189,117.42	$(64,790.64)	$-	$-
3. Subtract: Outstanding checks			$(382,889.48)	$(44,214.67)	$-	$-
4. Other reconciling items	$20,134,812.56		$(2,422.29)	$15,751.22	$-	$-
5. Month end balance per books	$20,139,599.56		$(196,194.35)	$(93,254.09)	$-	$-
6. Number of last check written			1178494	510369

Store Accounts	STORES
BANK RECONCILIATIONS	Store 161	Store 162	Store 164	Store 166	Store 167	Store 168	Store 175	Store 188
A. BANK:	FROST	UNITED CO.	NAT. CITY	FIDELITY	CITIZENS	WRENTHAM	SECURITY	JOHNSON
B. ACCOUNT NUMBER:	420000221	2036105957	389048570	168400657	6100151980	16004061	906336	1000431649
C. PURPOSE (TYPE):	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)
1. Balance per bank statement	$-	$-	$-	$-	$-	$-	$-	$-
2. Add: Total deposits not credited
3. Subtract: Outstanding checks
4. Other reconciling items			$-	$-
5. Month end balance per books			$-	$-	$-	$-	$-	$-
6. Number of last check written

Store Accounts	STORES
BANK RECONCILIATIONS	Store 189	Store 195	Store 198	Store 210	Store 223	Store 224	Store 265	Store 289
A. BANK:	REGIONS	REGIONS	NORTHWAY	CHASE	IBC	Amsouth Bank	Chase	Fifth Third Bank
B. ACCOUNT NUMBER:	6454025679	6454025679	49505	576500454165	5558337101	18570909	Cons.	7690895029
C. PURPOSE (TYPE):	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)
1. Balance per bank statement	$-	$-	$-	$-	$-	$-	$-	$-
2. Add: Total deposits not credited
3. Subtract: Outstanding checks
4. Other reconciling items				$-
5. Month end balance per books		$-		$-				$-
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 298	Store 441	Store 457	Store 488	Store 513	Store 519	Store 520	Store 525
A. BANK:	Chase	Chase	West Suburban Bank	National City	US Bank	Security Service Fedeal	Bridgehampton National	National City
B. ACCOUNT NUMBER:	780501387565	6106305992	2100037129	585187138	152302951180	4317030071	100193291	705800110
C. PURPOSE (TYPE):	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)
1. Balance per bank statement	$-	$-	$-	$-	$-	$-		$-
2. Add: Total deposits not credited
3. Subtract: Outstanding checks
4. Other reconciling items	$-
5. Month end balance per books	$-	$-		$-	$-	$-		$-
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 528	Store 696	Store 701	Store 704	Store 825	Store 857	Store 861	Store 893
A. BANK:	Canadaigua National	CHASE	FIFTH THIRD	FIFTH THIRD	FIFTH THIRD	CITIZENS		CITIZENS
B. ACCOUNT NUMBER:	950000601	995010543265	83567335	7340323653	7020840364	6101383222		3308589437
C. PURPOSE (TYPE):	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)
1. Balance per bank statement	$-	$-	$-	$-	$-		$-	$-
2. Add: Total deposits not credited
3. Subtract: Outstanding checks
4. Other reconciling items								$-
5. Month end balance per books	$-	$-	$-	$-	$-			$-
6. Number of last check written

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Store Accounts
BANK RECONCILIATIONS	Store 896	DC 901	DC 903	DC 905	DC 907	DC 909
A. BANK:	CITIZENS	STATE NATIONAL	MANUFACTURER'S TRUST	BOA	CITIZEN'S NATIONAL	FIFTH THIRD BANK
B. ACCOUNT NUMBER:	6101636988	101932200	78070511	3256672959	243133165	7651702099
C. PURPOSE (TYPE):	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)
1. Balance per bank statement	$-	$-	$-	$-	$-	$-
2. Add: Total deposits not credited
3. Subtract: Outstanding checks
4. Other reconciling items
5. Month end balance per books		$-	$-	$-	$-	$-
6. Number of last check written

	Consolidated Stores
BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	ACCOUNT # 5	ACCOUNT #6
A. BANK:	Wells Fargo	PNC	Wachovia	Chase	Suntrust	Bank of America
B. ACCOUNT NUMBER:	4944050095	3095429814	2000013850397	1596058972	7020723321
	store deposits	store deposits	store deposits	Store deposits	Store deposts	Store Deposits
C. PURPOSE (TYPE):	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	CLOSED (1)	TOTAL
1. Balance per bank statement	$-	0.00	$-	$-	$-		$-
2. Add: Total deposits not credited	$-	0.00	$-	$-	$-		$-
3. Subtract: Outstanding checks	$-	0.00	$-	$-	$-		$-
4. Other reconciling items		0.00
5. Month end balance per books
6. Number of last check written

Notes:
[1]	Bank account has been closed and will be rmoved from future monthly operating reports.

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

	MONTH:	May 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
	NAME	TYPE OF PAYMENT	AMOUNT PAID (1)	TOTAL PAID TO DATE
1.	Elaine D. Crowley	Salary	$23,345	$209,979
2.	Don Roach	Salary	$21,061	$186,157
3.	Dave Stewart	Salary	$0	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$0	$87,710
6	Linda Stephenson	Salary	$0	$85,596
7	Elaine D. Crowley	Expense Reimbursement	$143	$1,345
8	Don Roach	Expense Reimbursement	$0	$987

9.	TOTAL PAYMENTS TO INSIDERS		$44,549	$678,871

PROFESSIONALS

	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT (2)	AMOUNT APPROVED (2)	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Asset Disposition Advisors (1)	N/A	-	-	769,331	510,456
2.	Baker McKenzie	N/A	5,777	5,777	171,508	20,855
3.	Haynes and Boone	N/A	72,806	72,806	1,182,952	276,619
4.	FTI Consulting, Inc. (1)	N/A	39,535	39,535	1,582,559	1,120,008
5.	Mesirow Financial	N/A	10,464	10,464	188,695	11,736
6	Cooley Godward Kronish	N/A	127,747	127,747	1,119,321	194,837
7	Forshey and Prostok	N/A	1,349	1,349	140,437	28,117
8	Financial Dynamics	N/A	-	-	47,200	-
9	Lang Mitchner	N/A	1,338	1,338	93,070	14,170
10	Alix Partners	N/A	-	-	1,426,555	111,646
11	TOTAL PAYMENTS TO PROFESSIONALS		$259,015	$259,015	6,721,629	$2,288,444

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		-	0	-
2	TOTAL	$-	$0	-

Note:
[1]	Professional fees include accrued and unpaid success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.  On March 6 , 2008, an order was entered to approve interim professional fees for the period of September 20, 2007 through December 31,

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	May 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  “YES,”  PROVIDE  A  DETAILED  EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

[1]
During the reporting period, the Debtors have continued to sell the furniture, fixtures, machinery and equipment and store leases as part of the Debtors' liquidation process approved by the Bankruptcy Court.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]	As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on pre-petition claims.

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	May 2008

QUESTIONNAIRE

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
General Liability	Federal (Chubb)	January 31, 2008 through June 30, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)	January 31, 2008 through June 30, 2008	Annual premium paid to date
Directors & Officers Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Fiduciary Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Employee Dishonesty	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Travel & Accident	Federal (Chubb)	July 1,2007 through June 30, 2008	Annual premium paid to date
Other Crime (K&R)	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date

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